Exhibit 10.1
AMENDMENT NUMBER ONE TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS

THIS AMENDMENT NUMBER ONE TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS (this “Amendment”), dated as of February 17, 2021, is entered into among PACIFIC WESTERN BANK, a California state-chartered bank (“Lender”), and HANCOCK PARK CORPORATE INCOME, INC., a Maryland corporation (“Borrower”), in light of the following facts:
RECITALS
WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated September 9, 2019 (the “Loan Agreement”); and
WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, the parties agree as follows:
1.DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.
2.AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:
(a)All references in the Loan Agreement, Note and other Related Documents to the $10,000,000 maximum principal cap on the revolving line of credit provided thereunder is hereby changed to and shall be $15,000,000, which shall continue to be subject to the other limitations and terms and conditions set forth therein.
(b)All references in the Loan Agreement, Note and other Related Documents to Maturity or the Maturity Date is hereby changed from 02-28-2021 to 02-28-2023.
(c)The stated amount of the Note is hereby increased from $10,000,000 to $15,000,000.
(d)The interest rate floor referenced in the Note is hereby reduced to 5.25% per annum. Under no circumstances will the interest rate on the Advances and the Loan be less than 5.25% per annum or more than the maximum rate allowed by applicable law.
(e)The provision titled “Closing Fee; Unused Commitment Fee” on page 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Documentation Fee; Unused Commitment Fee. On the effective date of Amendment Number One to this Agreement, Borrower shall pay Lender a documentation fee equal to $500, which fees shall be fully earned and non-refundable. Any unused portion of the

$15,000,000.00 commitment, in an amount over $3,000,000.00, shall be subject to a monthly fee of 0.50% (one-half percentage point per annum).”

(f)The following new subsection is hereby added under the NEGATIVE COVENANTS section of the Loan Agreement, to read as follows:
“Subsidiaries. (1) transfer any assets consisting of collateral of the Lender into any of Borrower’s subsidiaries (other than cash investments by Borrower in a subsidiary or asset transfers between Borrower and its subsidiaries or between Borrower’s subsidiaries for tax-related purposes, so long as any such assets remain collateral of the Lender), or (2) cause or allow any of Borrower’s subsidiaries to (a) incur any secured debt, or (b) encumber any assets or property of any subsidiary of Borrower.”
(g)The following new subsection is hereby added under the DEFAULT section of the Loan Agreement, to read as follows:
“Support Agreement. That certain Amended and Restated Expense Support and Conditional Reimbursement Agreement dated August 3, 2020, among Borrower, OFS Capital Management, LLC and CIM Capital IC Management, LLC, as amended, restated or replaced from time to time, is at any time (a) terminated by any party thereto either (1) without the prior written consent of Lender or (2) if, at the effective time of such termination, Borrower is not generating sufficient net income to cover all of its debt, expenses and payment obligations for at least a period of twelve (12) months without causing an operating shortfall, and (b) Lender, in its discretion, declares and notifies Borrower in writing that such termination constitutes an Event of Default.”
(h) To the extent that there is any discrepancy between this Amendment and the Change in Terms Agreement being executed concurrently herewith, The Change in Terms Agreement shall control.
3.CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:
(a) Lender shall have received a fully executed original of this Amendment;
(b) Lender shall have received a fully executed Change in Terms Agreement, Disbursement Request and Authorization and Notice of Final Agreement;
(c) Lender shall have received a Subordination Agreement, duly executed by Borrower, OFS Capital Management, LLC and CIM Capital IC Management, LLC;
(d) Lender shall have received a documentation fee of $500; and
(e) Lender shall have received all legal fees incurred by it in connection with this Amendment and all other documents being executed in connection herewith.

4.REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all representations and warranties of Borrower set forth in the Loan Agreement are true, complete and accurate as of the date hereof.
5.LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Loan Agreement shall remain unchanged and in full force and effect.
6.COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

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IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first written above.

HANCOCK PARK CORPORATE INCOME, INC., a Maryland corporation, as Borrower

By:    /s/ Jeffrey A. Cerny
Jeffrey A. Cerny, CFO

PACIFIC WESTERN BANK

By: /s/ Todd Savitz
    Todd Savitz, Senior Vice President
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